CHENIERE ENERGY
Cheniere Energy
Corporate Presentation
November 2009

2
Safe Harbor Act

This presentation contains certain statements that are, or may be deemed to be, “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of
the Securities Exchange Act of 1934, as amended, or the Exchange Act. All statements, other than statements of historical facts, included herein are “forward-looking statements.”
Included among “forward-looking statements” are, among other things:
▪ statements that we expect to commence or complete construction of each or any of our proposed liquefied natural gas, or LNG, receiving terminals by certain dates, or at all;
▪ statements that we expect to receive authorization from the Federal Energy Regulatory Commission, or FERC, to construct and operate proposed LNG receiving terminals by a certain date, or at all;
▪ statements regarding future levels of domestic natural gas production and consumption, or the future level of LNG imports into North America, or regarding projected future capacity of liquefaction or regasification facilities worldwide regardless of the source of such information;
▪ statements regarding any financing transactions or arrangements, whether on the part of Cheniere or at the project level;
▪ statements relating to the construction of our proposed LNG receiving terminals, including statements concerning estimated costs, and the engagement of any EPC contractor;
▪ statements regarding any Terminal Use Agreement, or TUA, or other commercial arrangements presently contracted, optioned, marketed or potential arrangements to be performed substantially in the future, including any cash distributions and revenues anticipated to be received; statements regarding the commercial terms and potential revenues from activities described in this presentation;
▪ statements regarding the commercial terms or potential revenue from any arrangements which may arise from the marketing of uncommitted capacity from any of the terminals, including the Creole Trail and Corpus Christi terminals which do not currently have contractual commitments;
▪ statements regarding the commercial terms or potential revenue from any arrangement relating to the proposed contracting for excess or expansion capacity for the Sabine Pass LNG Terminal described in this presentation;
▪ statements that our proposed LNG receiving terminals, when completed, will have certain characteristics, including amounts of regasification and storage capacities, a number of storage tanks and docks and pipeline interconnections;
▪ statements regarding Cheniere, Cheniere Energy Partners and Cheniere Marketing forecasts, and any potential revenues, cash flows and capital expenditures which may be derived from any of Cheniere business groups;
▪ statements regarding Cheniere Pipeline Company, and the capital expenditures and potential revenues related to this business group; statements regarding our proposed LNG receiving terminals’ access to existing pipelines, and their ability to obtain transportation capacity on existing pipelines;
▪ statements regarding possible expansions of the currently projected size of any of our proposed LNG receiving terminals;
▪ statements regarding the payment by Cheniere Energy Partners, L.P. of cash distributions;
▪ statements regarding our business strategy, our business plan or any other plans, forecasts, examples, models, forecasts or objectives; any or all of which are subject to change;
▪ statements regarding estimated corporate overhead expenses; and
▪ any other statements that relate to non-historical information.

These forward-looking statements are often identified by the use of terms and phrases such as “achieve,” “anticipate,” “believe,” “estimate,” “example,” “expect,” “forecast,” “opportunities,”
“plan,” “potential,” “project,” “propose,” “subject to,” and similar terms and phrases. Although we believe that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Our actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in “Risk Factors” in the Cheniere Energy, Inc. Annual Report on Form 10-K for the year ended December 31, 2008, which are incorporated by reference into this presentation. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these ”Risk Factors”. These forward-looking statements are made as of the date of this presentation, and we undertake no obligation to publicly update or revise any forward-looking statements.

Cheniere Energy
Marketing
Sabine Pass LNG (SPLNG) (90.6%)
Freeport LNG (30%)
Approved Permits:
Creole Trail LNG
Corpus Christi LNG
Creole Trail P/L (100%)
Approved Permits:
Creole Trail P/L Phase II
Corpus Christi P/L
Development Projects:
Southern Trail P/L
Frontera
2.0 Bcf/d SPLNG TUA
MSPAs with major
LNG suppliers,
merchants, utilities
Isle of Grain Put
Option 12 Cargoes/yr
Over 100 domestic
NAESBs and ISDAs
Pipelines
Terminals
Cheniere Business Segments

Sold - Terminal Use Agreement (TUA)	Capacity (Bcf/d)	Estimated Annual Distribution to Cheniere*
Conoco Dow Mitsubishi	0.90 0.50 0.15	~ $15MM
*Quarterly cash distributions commenced in 1Q09 and are subject to Freeport board approval.
April 2009
Freeport LNG Development, L.P.
Cheniere Energy, Inc. 30%

TUA	Capacity	2010 Full-Year Payments ($ in MM)
Total LNG USA Chevron USA Cheniere Marketing	1.0 Bcf/d 1.0 Bcf/d 2.0 Bcf/d	$123 $128 $252
Aerial view of Sabine Pass LNG August 2009
3
Sabine Pass LNG
Cheniere Energy, Inc. 90.6%
▪ Vaporization
 – ~4.3 Bcf/d peak send-out
▪ Storage
 – 5 tanks x 160,000 cm (16.9 Bcfe)
▪ Berthing / Unloading
 – Two docks
 – LNG carriers up to 266,000 cm
 – Four dedicated tugs
▪ Land
 – 853 acres in Cameron Parish, LA
▪ Accessibility - Deep Water Ship Channel
 – Sabine River Channel dredged to 40
 feet
▪ Proximity
 – 3.7 nautical miles from coast
 – 22.8 nautical miles from outer buoy
▪ LNG Export Licenses Approved

▪ Size:
 – 2.0 Bcf/d
▪ Diameter:
 – 42-inch diameter
▪ Cost:
 – ~$560 million first 94 miles
▪ Initial interconnects:
 – 4.1 Bcf/d of interconnect
 capacity
▪ Provides optimal market access for LNG from the Sabine Pass terminal
▪ First 94 miles complete and in-service, additional 58 miles permitted
Creole Trail Pipeline
Cheniere Energy, Inc. 100%

Strategic Focus
▪ Commercial - monetize 2 Bcf/d regas capacity at Sabine
 Pass receiving terminal held by Cheniere Marketing
 – International LNG marketing efforts
 – Seek long-term TUAs, LNG purchase/sale agreements
 – Purchase spot cargoes available in the Gulf of Mexico
▪ Financial - manage liquidity

Annualized*
($ in MM)
Disbursements
▪ Cheniere Marketing TUA @ Sabine Pass $252
▪ G&A       30-40
▪ Pipeline & tug services   10
▪ Other, incl adv tax payments    3-5
▪ Debt service   44
$50 - 65
*Estimates represent a summary of internal forecasts, are based on current assumptions and are subject to change. Actual performance may differ materially from, and there is no plan to update the forecast. See “Safe Harbor” cautions. Estimates exclude earnings forecasts from operating activities.
Net cash outflow
Estimated Future Cash Flows
Cheniere Energy, Inc.
Receipts
▪ Freeport investment    $10-20
▪ Distributions from CQP   254
▪ Management fees from CQP   19

Annualized*
($ in MM)
Disbursements
▪ Operating Expenses    $34
▪ Management Fees    19
▪ Debt Service    165
$285
*Estimates represent a summary of internal forecasts, are based on current assumptions and are subject to change. Actual performance may differ materially from, and there is no plan to update the forecast. See “Safe Harbor” cautions.
Available Cash
Distributions to Unitholders
$281
Estimated Future Cash Flows
Cheniere Energy Partners
Receipts
▪ TUA Customers    $503

Current Global Issues for LNG and Natural Gas
▪ The world has abundant reserves of natural gas, but will they be produced?
▪ The current global gas oversupply is expected to last at least 2 to 4 years
▪ The growth of LNG production capacity will provide a bridge between the continents
 – Flexible LNG of 10 to 12 Bcf/d means the world can send a price signal to 3 or 4
 LNG vessels every day
▪ The substantial disconnect between oil-indexed prices for gas and spot prices is straining traditional business models
▪ Russia, the U.S. and Canada provide the lion share of world gas supply -
 everything else is several orders of magnitude smaller
▪ New supply is being secured under two very different business models
 – Underpinned by crude based contracts such as in the recent Gorgon deals and most of Gazprom’s production
 – Market based contracting as is the case in the U.S., Canada and the UK model
▪ Incremental volumes from unconventional reserves abundant in U.S. at $6 to $8/MMBtu

Source: PIRA Energy Group, Petroleum Association of Japan (JCC)
Note: 6 MMBtu per 1 Oil Barrel
JCC = Japanese Crude Cocktail
• Convergence of spot prices
• Disconnect from crude
Global Prices & Linkage
Implications

Since 1980
World Gas Demand: +94%
World Gas Reserves:+140%
Source: EIA 2009 (Historical World Reserves & Demand)
Bcf/d
Bcf/d
Global Natural Gas Supply & Demand
Rapid reserve and demand growth

“[Ultimately recoverable remaining resources of] Non-
conventional gas resources - including coalbed
methane, tight gas sands and gas shales - are much
larger, amounting perhaps to over 900 tcm (31,000
Tcf), with 25% in the US and Canada combined.”
IEA World Energy Outlook 2008
Coalbed and Shale-Gas Reservoirs, Jenkins et al, Society
of Petroleum Engineers paper 103514
Comparison of Global CBM Resources (IHS)
Global Distribution of Tight Gas Resources
(Wood McKenzie)
Global Potential for Unconventional
Gas Production is Huge

Source: Cheniere Research
Liquefaction Capacity Growing Sharply

• Slippage in startup of commercial deliveries: QG II T4, Tangguh, Yemen
Source: Cheniere Research
Expected Incremental Capacity

Source: BP Statistical Review 2009
Russia and U.S. Account for Nearly 40% of Natural
Gas Production

Source: IGU- Natural Gas Industry Study to 2030
How Will Current Market Conjuncture Affect the
Evolution of these Pricing Mechanisms?

Bcf/d
Source: Historical: Cedigaz (2007);
Forecast: Cheniere Research
30
25
20
15
10
5
0
2007
2010
Oil Indexed
Pipeline
LNG
Japan
9
15
Bcf/d
Korea
3
China
7
Australia
3
India
4
Taiwan
1
16
Bcf/d
LNG
56%
LNG
50%
Incremental
LNG Need
2010 = ~1 Bcf/d
Consumption
2007 = 27 Bcf/d
2010 = 32 Bcf/d
* OECD Asia plus India & China
LNG Import Capacity
2007 = 34 Bcf/d
2010 = 37 Bcf/d
Pipeline Import
Capacity
Eventually Large
Bcf/d
Oil Indexed
Regional Demand by Country (2007)
Asia Pacific* Natural Gas Demand Projection

Krishna
Godavari
Basin
Turkmenistan-
China Pipeline
+3 Bcf/d
CBM
India KJV
Pipeline
+2.8 Bcf/d
China West-
East #2 Pipeline
+2.9 Bcf/d
CBM
CBM
Central Asia
400 Tcf
Proved*
Russia
1,600 Tcf
Proved
Source: Cheniere Research, BP Statistical Review 2008 (Reserve data)
*Based on updated Turkmenistan reserves from Oct. 2008 Gaffney, Cline & Associates survey of South Yolotan-Osman field
Siberia
1,500+ Tcf
Unexplored
Potential
New Asia Pipelines
Major projects boost access to indigenous reserves

European Suppliers are Undertaking a Significant
Expansion of Pipeline Capacity

Existing Liquefaction
Under Construction
Proposed Liquefaction
Atlantic Basin
~11 Bcf/d
ME Gulf
13 Bcf/d
Asia Pacific
13 Bcf/d
Europe
5-7 Bcf/d
  Asia Pacific
16 Bcf/d
2010 Liquefaction Capacity
2010 Consumption
Source: Cheniere Research
MEG LNG to Atlantic Basin*: 6-8 Bcf/d
LNG Available for Atlantic Price Arbitrage: 10-12 Bcf/d
3 to 4 cargoes every day
* Assumes 85%-92% LNG plant utilization rate.
Projected LNG Flows in 2010
Global LNG Supply of ~30 Bcf/d

North America
▪ Critical role of US in global gas market
Questions:
▪ Can the US absorb the LNG?
▪ Will LNG become a part of the US energy mix?
▪ What are the implications for oil & gas linkage in the US
 & globally?

Sources: EIA (US map graphic, pipelines and LNG terminals placed by Cheniere).
Advanced Resources Intl (Lower 48 Unconventional Recoverable Reserves)
Depicted Pipelines: Rockies Express, Texas Eastern, Trunkline, Transco, FGT, C/P/SESH/Gulf Crossing (as a single route)
Depicted LNG terminals: Freeport, Golden Pass, Sabine Pass, Cameron, Trunkline, Elba Island, Cove Point, Everett.
366
Tcf
580
Tcf
US
Proved
Reserves
US Unconventional Production
Basins Proximate to Premium Markets and Major Pipelines

+ 2.7 Bcf/d YE ’08
Rigs -58%
from ’08 Peak
Gas Prices -80%
from ’08 Peak
Annual
average
Lower 48 Production (Bcf/d)
US Gas Rig Count, Production & Prices
Drilling has Collapsed with Price, Oversupply

Lower 48 Dry Gas
Production
Lower 48 Gas
Rig Count
Source: Lippman Consulting, EIA, Baker Hughes, Cheniere Research
Lower 48 Wellhead Production & Gas Rig Count
Productive Capacity will Fall Sharply as Drilling is Curtailed

Conclusions
▪ North America is about to join the global gas market
▪ Unconventional reserves and the growth of the LNG trade are challenging the conventional business models
▪ Questions:
 – Can the oil linked model survive?
 – Which gas price index would replace it?
 – What is the gas price required to justify additional production?
 – Is it unconventional gas in the US?
 – Could it be unconventional gas globally?
▪ The answers are unclear
▪ Increased volatility is expected until the industry learns to adapt to a new business model

Appendix

Public Unit holders
9.4% LP Interest
Cheniere Energy
Investments, LLC
Sabine Pass LNG-GP, Inc.
Sabine Pass LNG, L.P.
Sabine Pass LNG-LP, LLC
100% Ownership Interest
100% Ownership Interest
100% Ownership Interest
100% LP Interest
Non-Economic GP Interest
100% Ownership Interest
Cheniere LNG Holdings, LLC
$205 mm 2.25% Convertible Senior Unsecured Notes due 2012
$550 mm 7.25% Senior Secured Notes due 2013
$1,666 mm 7.50% Senior Secured Notes due 2016
88.6% LP Interest
100% of 2% GP Interest
NYSE Amex US: LNG
NYSE Amex US: CQP
3
$400 mm 9.75% Term Loan due 2012
$283 mm 12.0% Convertible Senior Secured Notes due 2018
Note: Balances as indicated in September 30, 2009 10Q.
Organizational Structure

(1)
(2)
(3)
Expected Cash Flows Between LNG and CQP/Sabine
(1) Cheniere owns 90.6% of CQP through units held and expects to receive $1.70 per unit in distributions within 45 days of each quarter end
(2) Cheniere has three operations/management contracts with Sabine Pass / CQP under which
 Cheniere will receive payments monthly
(3) Cheniere’s marketing segment contracted for 2.0 Bcf/d capacity at Sabine Pass and has begun making TUA capacity payments quarterly in advance

Cheniere Energy
Other Cheniere
Consolidated
Unrestricted cash
$
-
87
$
87
$
Restricted cash and securities (2)
259
7
266
Property, plant and equipment
1,605
633
2,238
Goodwill and other assets
 Total assets
Deferred revenue and other liabilities
209
$
(41)
$
168
$
Long-term debt
2,182
847
3,029
Non-Controlling interest
-
224
224
Equity (Deficit)
(1) Includes intercompany eliminations and reclassifications.
(2) Restricted cash includes cash for construction of the Sabine Pass regas facility and debt service reserves as required per indenture.
 Cash is restricted at consolidated level.
(3) For a complete balance sheet see the Cheniere Energy, Inc. and Cheniere Energy Partners, L.P. Form 10-Q’s for the period ended
 September 30, 2009 filed with the SEC.
September 30, 2009
(in millions)
-
Condensed Balance Sheet

Contracted Capacity - TUAs
(1) Fees do not vary with the actual quantity of LNG processed; tax reimbursement not included in the fees.
(2) No inflation adjustments.
(3) Subject to annual inflation adjustment.
Summary of 20-year Terminal Use Agreements
Total LNG
Chevron USA
Cheniere Marketing
Capacity
1.0 Bcf/d
1.0 Bcf/d
2.0 Bcf/d
Fees
(1)
Reservation Fee
(2)
$0.28/MMBTU
$0.28/MMBTU
$0.28/MMBTU
Opex Fee
(3)
$0.04/MMBTU
$0.04/MMBTU
$0.04/MMBTU
2010 Full-Year Payments
$123 million
$128 million
$252 million
Term
20 years
20 years
20 years
Guarantor
Total S.A.
Chevron Corp.
Cheniere Energy, Inc.
Guarantor Credit Rating
Aa1/AA
Aa1/AA
NR/CCC+
Payment Start Date
April 1, 2009
July 1, 2009
January 1, 2009
6

Source: Waterborne LNG, EIA
2006
2007
2008
2009
Historical LNG Imports by Region
(Bcf/d)